EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE INTERNATIONAL MULTI-MARKET LOCAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2011

1. Effective October 24, 2011, Eaton Vance International Multi-Market Local Income Fund has changed its name to Eaton Vance Diversified Currency Income Fund.

2. The following replaces the first sentence under “Investment Objective” in “Fund Summaries –International Multi-Market Local Income Fund”:

Eaton Vance Diversified Currency Income Fund’s (formerly Eaton Vance International Multi-Market Local Income Fund) investment objective is total return.

3. The following replaces the first paragraph under “Principal Investment Strategies” in “Fund Summaries –International Multi-Market Local Income Fund”:

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish diversified investment exposures in both developed and emerging markets. The Fund invests at least 80% of net assets in (i) securities denominated in foreign currencies, (ii) fixed income instruments issued by foreign entities or sovereign nations, (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of foreign entities or sovereign nations, and/or (iv) precious metals and commodities-related instruments (the “80% Policy”). Certain emerging market countries are referred to as frontier market countries. The Fund’s investments may be highly concentrated in a geographic region.

4. The following replaces the table and first footnote under “Performance” in “Fund Summaries – International Multi-Market Local Income Fund”:

Average Annual Total Return as of December 31, 2010	One Year	Life of Fund

Class A Return Before Taxes	-0.25%	7.56%
Class A Return After Taxes on Distributions	-0.21%	6.29%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.18%	5.94%
Barclays Capital Global Ex-USD Benchmark Currency (Trade-weighted) Index (reflects no deduction for fees, expenses or taxes)	0.77%	2.05%
JP Morgan Government Bond Index – Global Ex-US 1-3 year (reflects no deduction for fees, expenses or taxes)	4.75%	8.70%
JP Morgan Government Bond Index – Global, ex U.S. (reflects no deduction for fees, expenses or taxes)	6.78%	9.86%

These returns reflect the maximum sales charge for Class A (4.75%). Class A commenced operations on June 27, 2007. Life of Fund returns are calculated from June 30, 2007. The Fund’s primary benchmark has changed to Barclays Capital Global Ex-USD Benchmark Currency (Trade-weighted) Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund. Investors cannot invest directly in an Index.

5. The following replaces the first paragraph under “Overview” in “Investment Objectives & Principal Policies and Risks”:

Overview. Each Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt (including U.S. Treasuries), mortgage-backed securities ("MBS"), floating-rate bank loans, secured floating-rate bank loans, municipal securities, corporate debt, other fixed-income securities (including taxable municipal securities), equity securities and commodities related investments. Each Fund engages in derivative transactions to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Global Macro Absolute Return Fund invests, under normal market conditions, at least 50% of net assets in investment grade investments (rated at least BBB by Standard & Poor’s Ratings Group ("S&P"), Fitch Ratings ("Fitch") or Baa by Moody’s Investors Service, Inc. ("Moody’s")) and may invest the remainder of its assets in lower-rated or unrated investments. Global Macro Absolute Return Advantage Fund may invest in securities of any investment grade, including those rated below investment grade (which are those rated below Baa by Moody’s, or below BBB by S&P or Fitch) or in unrated securities considered to be of comparable quality by the investment adviser ("junk investments"). Global Macro Absolute Return Fund and Strategic Income Fund may invest up to 10% of net assets and Emerging Markets Local Income Fund and Diversified Currency Income Fund may invest up to 5% of net assets in equity securities. Global Macro Absolute Return Fund normally invests in at least three different countries (one of which is the United States). Global Macro Absolute Return Advantage Fund normally invests at least 40% of its net assets in foreign investments. For purposes of determining compliance with this requirement and Diversified Currency Income Fund and Emerging Markets Local Income Fund’s 80% Policy the absolute value of the notional amount of long and short derivative positions will be treated as Fund assets. Each Fund may borrow for investment purposes and engage in securities lending.

6. The following replaces “Credit Quality” in “Investment Objectives & Principal Policies and Risks”:

Credit Quality. Rating agencies are private services that provide ratings of the credit quality of certain loans and other income securities. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s investment analysis, if applicable, at the time of rating. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.

7. The following replaces the second paragraph under “General” in “Investment Objectives & Principal Policies and Risks”:

Diversified Currency Income Fund and Emerging Markets Local Income Fund’s 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change and, for the purpose of such policy, net assets include any assets purchased with borrowings for investment purposes.

8. The following replaces “Global Opportunities Portfolio” in “Further Information About the Portfolios”:

Global Opportunities Portfolio. The Portfolio’s investment objective is total return. The Portfolio’s investments may include foreign and domestic securities and other instruments, including sovereign debt, mortgage-backed securities (“MBS”), corporate debt, other fixed-income securities and commodities related investments. The Portfolio may invest up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies. The Portfolio normally invests in at least three different countries (one of which may be the United States). The Portfolio typically invests in emerging market countries. The Portfolio may invest without limit in foreign currencies. The Portfolio’s investments may be highly concentrated in a geographic region or country and typically a portion will be invested in emerging market countries. The Portfolio is a non-diversified fund. For the period from the start of business, November 20, 2009 to October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.615% (annualized).

9. The following replaces “International Income Portfolio” in “Further Information About the Portfolios”:

International Income Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish diversified investment exposures in both developed and emerging markets. The Portfolio invests at least 80% of net assets in (i) securities denominated in foreign currencies, (ii) fixed income instruments issued by foreign entities or sovereign nations, (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of foreign entities or sovereign nations, and/or (iv) precious metals and commodities-related instruments (the “80% Policy”). Certain emerging market countries are referred to as frontier market countries. The Portfolio’s investments may be highly concentrated in a geographic region. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.625%.

October 24, 2011	5395-10/11	GMIIFPS

EATON VANCE INTERNATIONAL MULTI-MARKET LOCAL INCOME FUND
Supplement to Statement of Additional Information dated March 1, 2011

Effective October 24, 2011, Eaton Vance International Multi-Market Local Income Fund has changed its name to Eaton Vance Diversified Currency Income Fund.

October 24, 2011